                            SCHEDULE 14A INFORMATION

Information Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Information Sheet
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or  Section 240.14a-12

                               CAPITAL 2000, INC.
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                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)
   [X]  No fee required
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:


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      2)  Aggregate number of securities to which transaction applies:


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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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      4)  Proposed maximum aggregate value of transaction:


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      5)  Total fee paid:


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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


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      2)    Form, Schedule or Registration Statement No.:


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      3)    Filing Party:


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      4)    Date Filed:


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
                               CAPITAL 2000, INC.
                                 602 Main Street
                                   Suite 1100
                             Cincinnati, Ohio 45202

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                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 1997

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To The Shareholders of Capital 2000, Inc.:

         The Annual Meeting of Shareholders (the "Annual Meeting") of Capital 2000, Inc., (being renamed United Shields Corporation), a Colorado corporation (the "Company"), will be held on May 30, 1997 at 7:00 P.M., Eastern Daylight Savings Time, at the Bankers Club, 511 Walnut St., Ste. 3000, Fifth Third Center, Cincinnati, Ohio, for the following purposes:

     1. To elect a Board of Directors to serve until the next annual meeting of shareholders;

     2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 1997; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Holders of Common Stock of record as of April 21, 1997 will be entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors

                                          /s/   James J. Carroll
                                          -------------------------------------
                                          JAMES J. CARROLL
                                          Secretary

Cincinnati, Ohio
April 30,1997

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

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




                               CAPITAL 2000, INC.
                                 602 Main Street
                                   Suite 1100
                             Cincinnati, Ohio 45202

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                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 1997

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                               GENERAL INFORMATION

         This Proxy Statement and accompanying proxy form are being furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Capital 2000, Inc. (being renamed United Shields Corporation), a Colorado Corporation (the "Company") to be voted at the Annual Meeting of the Shareholders (the "Annual Meeting") and any adjournments thereof. The Annual Meeting will be held at the Bankers Club, 511 Walnut St., Ste. 3000, Fifth Third Center, Cincinnati, Ohio, for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and proxy form are first being mailed to Shareholders on or about May 1, 1997.

         A shareholder signing and returning a proxy has the power to revoke it at any time before the shares subject to it are voted by: (i) notifying the Secretary of the Company in writing of such revocation, (ii) filing a duly executed proxy bearing a later date or (iii) attending the Annual Meeting and voting in person. If the proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the proxy will be voted FOR the nominees for director named in the Proxy Statement, FOR the ratification of independent auditors, and in the discretion of proxy holders, on such other business as may properly come before the Annual Meeting.

         The Proxy Statement and form of proxy are being distributed by the Company through the use of U.S. mail. The cost of this solicitation is being borne by the Company.

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



                        RECORD DATE AND VOTING SECURITIES

         The Board has fixed the record date (the "Record Date") for the Annual Meeting as the close of business on April 21, 1997, and all holders of record of Common Stock on this date are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. At the Record Date, there were 10,590,000 shares of Common Stock outstanding. For each share of Common Stock held on the Record Date, a stockholder is entitled to one vote on each matter to be considered at the Annual Meeting. A majority of the outstanding shares present in person or by proxy is required to constitute a quorum to transact business at the meeting.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting, who also will determine whether a quorum exists. Abstentions or "withheld" votes will be treated as present and entitled to vote for purposes of determining a quorum, but as unvoted for purposes of determining the approval of matters submitted to the shareholders. Abstentions or withheld votes will have the same effect as negative votes or votes "against" a particular matter.

                                CHANGE IN CONTROL

         Effective February 12, 1997, the Company acquired all of the outstanding shares of United Shields Corporation ("USC" or "Subsidiary") in exchange for restricted shares of Common Stock (the "Exchange") pursuant to a Share Exchange Agreement between the Company and USC. After the Exchange, USC's shareholders own approximately 90% of the outstanding Common Stock of the Company. As part of the Exchange, seven shareholders of the Company agreed to cancel a total of 849,900 shares of Common Stock and to transfer 45,000 shares to a new corporate shareholder. After the cancellation and transfer of 894,900 shares of Common Stock, the seven shareholders own 504,102 shares of Common Stock.

         In connection with the Exchange, the directors and officers of USC became the directors and officers of the Company. The directors and officers of USC and the Company as of the effective date of the Exchange are T. J. Tully, James J. Carroll, and Anthony G. Covatta. All references to the Company herein include its wholly-owned subsidiary, USC, unless otherwise stated. Prior to the Exchange, Timothy J. Brazel had been President, Treasurer, Secretary and sole Director since February 9, 1996.

         Also in connection with the Exchange, the Board believes it to be in the best interest of the Company to change its name to that of its Subsidiary, United Shields Corporation, in order to take advantage of business opportunities in the process of development under the name United Shields Corporation. The name will be changed at a Special Meeting of the Shareholders on May 19, 1997, notice of which was previously sent to Shareholders of the Company.

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



                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of Capital 2000, Inc. as of April 1, 1997 by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all directors and officers as a group. Except as otherwise indicated in the footnotes to the table, the individual named has sole voting and investment power over the shares indicated.

Name and Address                            Amount and Nature       Percent
of Beneficial Owner                         of Beneficial Owner     of Class
-------------------                         -------------------     --------
T. J. Tully (4)......................         4,298,982(1)           40.6%
James J. Carroll ....................           201,930               1.9%
Anthony G. Covatta ..................            10,176                *
Gay N. Tully (4) ....................         1,112,205              10.5%
Nola E. Tully (4) ...................         1,112,205              10.5%
Andrew T. Tully (4) .................         1,112,205              10.5%
James F. Tully (4) ..................         1,926,886(2)           18.2%
Ramsay-Hughes, Inc (4) ..............         1,747,430(3)           16.5%
Directors and Officers as
a Group (3 persons)..................         4,511,088              42.6%

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*        Less than one percent

(1) Includes 1,112,205 shares of Common Stock owned by his spouse as to which Mr. Tully disclaims beneficial ownership. Also includes 1,926,886 shares owned by Mr. Tully's brother as to which Mr. Tully holds proxy to vote the shares until July 1, 1998. Excludes 1,112,205 shares owned by Mr. Tully's adult daughter and 1,112,205 shares owned by Mr. Tully's adult son.

(2) Mr. James Tully has given a proxy to Mr. T. J. Tully to vote all of his shares until July 1, 1998.

(3) Includes 228,960 shares owned beneficially by individuals who are the directors and executive officers of Ramsay-Hughes, Inc.

(4) T. J. and Gay N. Tully at 3170 Victoria Ave., Cincinnati, Ohio 45208; Nola E. Tully at 170 End Ave., Lincoln T 260, New York, New York 10033; Andrew T. Tully at 112 N. Guadalupe, Santa Fe, N.M. 87501; James P. Tully at 3591 Zumstein Ave., Cincinnati, OH 45208; Ramsay-Hughes, Inc., 602 Main St., Cincinnati, OH 45202

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities Exchange Commission initial reports of stock ownership and reports of changes in stock ownership.

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



         To the best of the Company's knowledge, there were no delinquent filings of such reports for the year ending 12/31/96 by directors, officers or beneficial owners of 10% or more of the Company stock of Capital 2000, Inc.

                             EXECUTIVE COMPENSATION

         No compensation was paid to officers during the 1996 fiscal year.

         To date, no compensation has been paid to officers in the current year. The Board and management are considering a compensation package for Mr. Tully for services to the Company and for services to the Subsidiary.

                           RELATED PARTY TRANSACTIONS

         Messrs. Carroll and Covatta and their law firms have performed legal services for the Company during 1997 and are anticipated to provide additional services throughout the year.

RAMSAY-HUGHES, INC.

         USC borrowed from Ramsay-Hughes, Inc. the principal amount of $85,000 on December 12, 1995, and the principal amount of $66,568.70 on December 1, 1996, pursuant to two promissory notes. As of December 31, 1996, USC had paid $71,640.70 of the total principal amount of $151,568.70. The $85,000 note bears interest at a rate of 8% per annum; both notes were due and payable on March 31, 1997. The foregoing plus additional advances result in an outstanding balance of principal and interest due to Ramsay-Hughes, Inc. on April 30, 1997 of $103,918.70. The unpaid balance is now due on demand. As of April 30, 1997, Ramsay-Hughes, Inc. had not made a demand for payment of the balance due. Ramsay-Hughes, Inc. owns beneficially approximately 16.5% of the outstanding common stock of the Company (including approximately 2.2% which is owned individually by the directors and executive officers of Ramsay-Hughes, Inc.)

                            1. ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to serve until the next annual meeting of Shareholders. The persons named in the accompanying proxy form have advised the Company that they intend to vote the shares covered by the proxies FOR the election of the nominees named below. Although it is not anticipated that any of the nominees will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees. Directors are elected by a plurality of the votes cast.

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



NOMINEES FOR ELECTION AS DIRECTORS

         Set forth below is a list of the current Board members, each of whom will stand for reelection at the Annual Meeting, together with their ages, all Company positions and offices currently held by them and the date on which each person joined the Board of Directors.

                                                                   DIRECTOR
NAME                      AGE          POSITION OR OFFICE            SINCE
----                      ---          ------------------          ----------
T. J. Tully .........     67      President, Chief Executive     February 12,
                                  Officer and Director                   1997

James J. Carroll.....     50      Secretary and Director         February 12,
                                                                         1997

Anthony G. Covatta...     52      Director                       February 12,
                                                                         1997

BIOGRAPHICAL DATA

         T. J. Tully. Mr. Tully currently serves as Director, Chief Executive Officer and President. Mr. Tully was a major shareholder in USC (the Subsidiary) prior to the Exchange. Mr. Tully founded the Subsidiary in 1993 and has served as Chief Executive Officer of the Subsidiary since its inception. Members of his family own common stock in the Company, as indicated in the section entitled "Shareholder Relationships." Prior to forming USC, Mr. Tully served as president/owner of American Marketing/Financial Industries, Inc., president of Sperti Drug Products, vice president of Corporate Development of Trans Union Corporation, and president/equity owner of International Agricultural Corporation, a joint venture with three Fortune 500 companies to establish agricultural operations in the Middle East and Far East. Mr. Tully is an officer, director, and shareholder in Diverse Products Incorporated.

         James J. Carroll. Since 1989, Mr Carroll has been engaged in the practice of law with the firm of Cors & Bassett in Cincinnati, Ohio, which provides legal services to the Company. Mr Carroll was a shareholder and director of USC prior to the Exchange and had served as its president and subsequently its secretary. Previously he co-founded and held the chief administrative position with Sterling-Mead, Inc., a closely held real estate development and management company.

         Anthony G. Covatta. Mr. Covatta has been a partner in the law firm of Drew & Ward in Cincinnati, Ohio, which provides legal services to the Company, since February 17, 1997. Mr. Covatta was a partner in the law firm of Benesch, Friedlander, Coplan & Aronoff from 1994 to 1997, and a member of the firm of Graydon, Head & Ritchey from 1985 to 1994. Prior to the Exchange Mr. Covatta was a director of the Subsidiary.

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



COMMITTEES

         Presently, the Board does not have any standing committees for audit, compensation or similar functions.

COMPENSATION OF DIRECTORS

         Directors of the Company were not compensated during calendar year 1996 and have not been compensated during 1997.

           THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS

                   2. RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Grant Thornton LLP as the Company's auditors for the ensuing year. Grant Thornton LLP served as the Subsidiary's auditor for preparation of financial statements for the fiscal year ended December 31, 1996. Prior to the 1997 fiscal year the Company had used Schumacher and Associates, Inc. of Denver, Colorado.

         Upon consummation of the Exchange and change in control, the Company moved its headquarters to Cincinnati, Ohio. Because the Company moved its headquarters, the Board believed it to be in the best interest of the Company to retain an Independent Auditor with an office in Cincinnati, Ohio. The Board has selected Grant Thornton, LLP because Grant Thornton has an office in Cincinnati with expertise in auditing publicly held companies.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE INDEPENDENT
AUDITORS.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting and routine matters incident to the conduct of the meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy form, or their substitutes, intend to vote on such matters in accordance with their best judgment.

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


                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company by February 4, 1998 in order to be considered for including in the Company's proxy materials for such meeting.

                                   FORM 10-KSB

         Form 10-KSB for the fiscal year ended December 31, 1996 is being provided herewith to Shareholders with this Proxy Statement.

                                          By Order of the Board of Directors

                                          /s/  James J. Carroll
                                          -----------------------------
                                          JAMES J. CARROLL
                                          Secretary

Cincinnati, Ohio
April 30, 1997

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
                               CAPITAL 2000, INC.
                                 602 Main Street
                                   Suite 1100
                             Cincinnati, Ohio 45202



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints John Ramsay and Rick Hughes and each of them, with full power of substitution as proxies to vote, as designed below, for and in the name of the undersigned all shares of stock of Capital 2000, Inc. which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said Company scheduled to be held on May 30, 1997 at 7:00 P.M. at the Bankers Club, 511 Walnut St., Ste. 3000, Fifth Third Center, Cincinnati, Ohio, or at any adjournment or recess thereof.

         Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1. ELECTION OF DIRECTORS.

   ___FOR all nominees listed below                 _____ WITHHOLD AUTHORITY
   (except as marked to the contrary below)

   T. J. TULLY, JAMES J. CARROLL, ANTHONY G. COVATTA

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2. RATIFICATION of Grant Thornton, L.L.P. as the Company's independent auditor.

         ___FOR                                      ___WITHHOLD AUTHORITY

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of Directors and FOR the proposals in paragraph 2.

ALL FORMER PROXIES ARE HEREBY REVOKED.

                                               NUMBER OF SHARES
                                                                ----------------


                                                     --------------------------
                                                     (Signature of Shareholder)

                                                     --------------------------
                                                     (Signature of Shareholder)

                          Please sign exactly as your name appears to the left.
                                   All joint owners should sign.  (When signing
                              in a fiduciary capacity or as a corporate officer,
                                           please give your full title as such).


                                                    Dated: _____________, 1997